UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

SCHEDULE 14A

________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

DocGo Inc.

(Name of Registrant as Specified in Its Charter)

________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

*Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V94318-P42749 DOCGO INC. 685 THIRD AVENUE, 9TH FLOOR NEW YORK, NY 10017 Your Vote Counts! DOCGO INC. 2026 Annual Meeting Vote by June 15, 2026 11:59 PM ET You invested in DOCGO INC. and it’s time to vote! You have the right to vote on the proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the Annual Meeting of Stockholders to be held on June 16, 2026. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the materials by requesting prior to June 2, 2026. If you would like to request a copy of the proxy materials for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. There is no charge for requesting a paper or emailed copy of the proxy materials. Vote Virtually at the Meeting* June 16, 2026 12:00 PM ET Virtually at: www.virtualshareholdermeeting.com/DCGO2026a

Vote at www.ProxyVote.com Voting Items Board Recommends V94319-P42749 THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials at www.proxyvote.com or easily request a paper or emailed copy. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors Class II Nominees: For 01) Vina Leite 02) James M. Travers 2. To approve on a non-binding, advisory basis the compensation of the Company’s named executive officers. For 3. To approve a series of six alternative amendments to the Company’s Second Amended and Restated Certificate of Incorporation to effect (i) a reverse stock split of the Company’s common stock at a ratio of 1-for-5, 1-for-6, 1-for-7, 1-for-8, 1-for-9 or 1-for-10 (each, a “Reverse Stock Split”), with such ratio and the time of the Reverse Stock Split as determined in the sole discretion of the Company’s Board of Directors at a later date, and (ii) a proportionate reduction in the number of authorized shares of the Company’s common stock and preferred stock by a corresponding ratio. For 4. To approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation regarding the waiver of corporate opportunities. For 5. To approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to limit the liability of certain officers as permitted by Delaware law. For 6. Ratification of the appointment of Urish Popeck & Co., LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2026. For NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.